Southcross and TexStar Investor Presentation June 12, 2014

Cautionary Statements This presentation contains forward-looking statements and information. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us or our subsidiaries, are also forward-looking statements. These forward- looking statements involve external risks and uncertainties, including, but not limited to, those described under the section entitled “Risk Factors” included in our 2013 Annual Report on Form 10-K. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team. All forward-looking statements in this presentation and in any other written or oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties include, among others: • our ability to close the transaction (as described herein) and integrate TexStar’s Rich Gas System with our existing assets; • the volatility of natural gas, crude oil and NGL prices and the price and demand of products derived from these commodities; • competitive conditions in our industry and the extent and success of producers increasing production or replacing declining production and our success in obtaining new sources of supply; • industry conditions and supply of pipelines, processing and fractionation capacity relative to available natural gas from producers; • our dependence upon a relatively limited number of customers for a significant portion of our revenues; • actions taken, inactions or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; • our ability to effectively recover NGLs at a rate equal to or greater than our contracted rates with customers; • our ability to produce and market NGLs at the anticipated differential to NGL index pricing; • our access to markets enabling us to match pricing indices for purchases and sales of natural gas and NGLs; • our ability to complete projects within budget and on schedule, including but not limited to, timely receipt of necessary government approvals and permits, our ability to control the costs of construction and other factors that may impact projects; • our ability to consummate acquisitions, successfully integrate the acquired businesses and realize anticipated cost savings and other synergies from any acquisitions; • our ability to manage over time changing exposure to commodity price risk; • the effectiveness of our hedging activities or our decisions not to undertake hedging activities; • our access to financing and ability to remain in compliance with our financing covenants; • our ability to generate sufficient operating cash flow to fund our quarterly distribution; • changes in general economic conditions; • the effects of downtime associated with our assets or the assets of third parties interconnected with our systems; • operating hazards, fires, natural disasters, weather-related delays, casualty losses and other matters beyond our control; • the failure of our processing and fractionation plants to perform as expected, including outages for unscheduled maintenance or repair; • the effects of laws and governmental regulations and policies; • the effects of existing and future litigation; and • other financial, operational and legal risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. Developments in any of these areas could cause actual results to differ materially from those anticipated or projected, affect our ability to maintain distribution levels and/or access necessary financial markets, or cause a significant reduction in the market price of our common units. The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not, in fact, occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

• Southcross’ holding company and TexStar Midstream Services LP (“TexStar”) to combine and form Southcross Holdings LP (“Holdings”) – EIG Global Energy Partners, Charlesbank Capital Partners and Tailwater Capital will each indirectly own roughly one-third of Holdings • Simultaneously, Southcross Energy Partners, L.P. (NYSE: SXE) (“Southcross”) will acquire TexStar’s Rich Gas System for approximately $450 million consisting of cash and new common PIK units issued to Holdings • Approximately two-thirds of TexStar‘s assets will remain at Holdings and are expected to be made available to be dropped down to Southcross over time – Remaining assets include the Lancaster Gathering System and NGL System Transaction Summary Immediate acquisition and expected future drop-downs support Southcross’ growth 1

Pro Forma Ownership Structure Southcross Energy Partners GP, LLC Southcross Energy Partners, L.P. NYSE: SXE (“Southcross”) Public Unitholders 2% ~42% 100% ~ 56% Financial sponsor ownership through various holding companies (“Southcross Energy LLC”) Southcross Holdings LP (“Holdings”) 2

Total Asset Overview Asset Southcross TexStar Total Processing Plant Capacity (Mcf/d) 385,000 300,000 685,000 Fractionation Facility Capacity (Bbls/d) 27,300 63,000 90,300 Pipeline (miles) 2,800 885 3,685 Forecasted capacity as of 3Q 2014 3

Attractive Complementary Assets TexStar Southcross Fractionator Processing Plant Existing Eagle Ford Footprints 4

Immediate Growth for Southcross Processing Plant Southcross Rich Gas System Drop-down assets from the Rich Gas System include: • 300 MMcf/d cryogenic processing plant (Lone Star Plant) • 230+ miles of rich natural gas gathering pipelines and residue trunklines with approximately 300 MMcf/d of net capacity 5

Strategic Benefits of Transaction for Southcross Scale • Significantly increases size of Southcross • Enhances ability to attract rich gas in the Eagle Ford region Growth • Immediately boosts Adjusted EBITDA from addition of TexStar Rich Gas System • Sustainable distribution growth supported by expected future drop-downs • Substantially increases processing and pipeline capacities Stability • Enhances customer service through interconnected assets in South Texas • Expect to generate more predictable distributable cash flow Synergies • Expect substantial capital expenditure savings resulting from capacity synergies Strong Sponsorship • Board leadership and financial backing comes from three leading private equity sponsors: EIG Global Energy Partners, Charlesbank Capital Partners and Tailwater Capital Creation of leading Eagle Ford-focused midstream company with an integrated natural gas and NGL business 6

Experienced Midstream Management Team Name / Title Years of Experience David Biegler Chairman & CEO 45+ John Bonn President & Chief Operating Officer 30+ Phil Mezey Executive Vice President 30+ J. Michael Anderson Chief Financial Officer 25+ Office Locations Headquarters: Dallas Key Offices: San Antonio Houston Corpus Christi Jackson, Mississippi 7

Quality Contract Mix Attractive Customer Base¹ Drop-Down Increases Fee-Based Revenues [1] Customers include those of Southcross and Holdings 76% 24% Southcross² 100% TexStar Rich Gas System 8 [2] Southcross data for 2013 full year

Financing Summary • Immediate drop-down acquisition for Southcross – Consideration of $180 million cash and – 14.633 million newly-issued PIK common units (valued at approximately $270 million) – 7% distribution rate • Fully-underwritten $570 million credit facility – 5-year Revolver at LIBOR plus 200 to 325 basis points – 7-year Term Loan B at LIBOR plus 500 basis points 9

Financial Highlights • Holdings to provide additional support by foregoing subordinated unit distributions to extent necessary and available to achieve 1.0x coverage • Expect to increase per unit distributions by first quarter 2015 • Rich Gas System has opportunity to double Southcross’ Adjusted EBITDA potential • Provides attractive sustainable distribution growth for the future 10 Attractive and Accretive Transaction Remaining Holdings Assets are Expected to be Dropped Down to Southcross Over Time

Sustainable Distribution Growth Through Expected Drop-Downs Lancaster Gathering System NGL System • 550+ miles of sweet and sour gas gathering lines • 20,000 horsepower of compression • Sour natural gas treating facility with capacity to treat approximately 100 MMcf/d plus opportunity for expansion • 63,000 Bbls/d NGL fractionation facility located near Corpus Christi • 56-mile Y-grade pipeline connecting the Lone Star Plant to fractionator • 49-mile pipeline from Pettus to Refugio Fractionator Processing Plant Pro Forma Southcross Holdings Fractionator Processing Plant Pro Forma Southcross Holdings 11

• Scale – Significantly increases size – Enhances ability to attract volumes • Growth – Immediate drop-down of Rich Gas assets is a significant step forward – Supports sustainable growth • Stability – More predictable cash flow – Enhances operational reliability • Synergies – Significant savings – Enhances commercial position Summary Highlights 12

Non-GAAP Measures We believe that Adjusted EBITDA and distributable cash flow are widely accepted financial indicators of our operational performance and our ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA and distributable cash flow are not measures calculated in accordance with GAAP. We define Adjusted EBITDA as net income, plus interest expense, income tax expense, depreciation and amortization expense, certain non-cash charges such as non-cash equity compensation and unrealized gains/losses on derivative contracts, major litigation net of recoveries, transaction expense, revenue deferral adjustment and selected charges that are unusual or non-recurring; less interest income, income tax benefit, unrealized gains on commodity derivative contracts and selected gains that are unusual or non-recurring. Adjusted EBITDA should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. Adjusted EBITDA is used as a supplemental measure by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others, to assess: • the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; • the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions; • operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and • the attractiveness of capital projects and acquisitions and the overall rates of return on investment opportunities. We define distributable cash flow as Adjusted EBITDA plus interest income, less cash paid for interest (net of capitalized costs), income tax expense and maintenance capital expenditures. We use distributable cash flow to analyze our performance. Distributable cash flow does not reflect changes in working capital balances. Distributable cash flow is used to assess: • the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions to our unitholders; and • the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities. Non-GAAP Financial Measures Adjusted EBITDA and distributable cash flow are not financial measures presented in accordance with GAAP. We believe that the presentation of these non-GAAP financial measures provides useful information to investors in assessing our financial condition, results of operations and cash flows from operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. The GAAP measure most directly comparable to distributable cash flow is net cash provided by operating activities. Our non- GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measure. Each of these non-GAAP financial measures has important limitations as an analytical tool because each excludes some but not all items that affect the most directly comparable GAAP financial measure. You should not consider Adjusted EBITDA or distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP. Adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.